VANGUARD
U.S. GROWTH
FUND


Annual Report
August 31, 1999
[PHOTO OF SHIP]
[A MEMBER OF THE VANGUARD GROUP LOGO]

[PHOTO OF JOHN C. BOGLE]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:

     TWO ROADS DIVERGED IN A WOOD, AND I--I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."
     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.
     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserve the credit for their vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?
     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     BUT I HAVE PROMISES TO KEEP, AND MILES TO GO BEFORE I SLEEP, AND MILES TO GO BEFORE I SLEEP.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB
--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN .............1  PERFORMANCE SUMMARY ..................9

AFTER-TAX RETURN REPORT ..............4  FUND PROFILE ........................10

THE MARKETS IN PERSPECTIVE ...........5  FINANCIAL STATEMENTS ................12

REPORT FROM THE ADVISER ..............7  REPORT OF INDEPENDENT ACCOUNTANTS ...19

--------------------------------------------------------------------------------

REPORT FROM THE CHAIRMAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

During its 1999 fiscal year, Vanguard U.S. Growth Fund benefited from its emphasis on large-capitalization growth stocks, earning an extraordinary total return of 37.4%. The fund's return during the 12 months ended August 31 was its highest since the 1989 fiscal year and extended a remarkable string of double-digit gains that began with fiscal 1995.
     The adjacent table presents the fund's 12-month total return (capital change plus reinvested dividends), as well as the returns of the average growth mutual fund, the Standard & Poor's 500 Index, and the index's growth component. As you can see, your fund's performance, though outstanding on an absolute basis, still fell short of those of its comparative standards.

----------------------------------------------
                               TOTAL RETURNS
                             FISCAL YEAR ENDED
                              AUGUST 31, 1999
----------------------------------------------
Vanguard U.S. Growth Fund           37.4%
----------------------------------------------
Average Growth Fund*                40.4%
----------------------------------------------
S&P 500 Index                       39.8%
S&P 500/BARRA Growth Index          44.8
----------------------------------------------
*Based on data from Lipper Inc.

     The fund's total return is based on an increase in net asset value from $30.36 per share on August 31, 1998, to $38.92 per share on August 31, 1999, and is adjusted for our annual dividend of $0.19 per share paid from net investment income and a distribution of $2.31 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW
During the 12 months ended August 31, the U.S. economy continued to expand, world markets recovered and even flourished, and corporate profits rose. This combination of factors created an excellent environment for a broad-based advance in the stock market, but a not-so-friendly climate for bonds.
     It's interesting to note that when the period began, the stock market was reeling. The S&P 500 Index dropped nearly 7% on the final day of U.S. Growth Fund's 1998 fiscal year, and investors were scrambling to sort out the implications of a global financial crisis, plunging commodity prices, a strong U.S. dollar, and declining interest rates. Over the course of the next 12 months, however, the markets made a dramatic turn. Derailed foreign markets jumped back on track, concerns about deflation were replaced with angst about inflation, the yen exhibited strength versus the dollar, and interest rates moved steadily higher. Stocks generally welcomed the turn, advancing quickly during the first half of the period, then more tentatively during the second half as concerns about higher interest rates took hold.
     Overall, it was a marvelous year for stocks. The Wilshire 5000 Total Market Index, a measure of all U.S. stocks, gained 38.9%. The large-cap-dominated S&P 500 Index outpaced broader market measures, returning 39.8%. The S&P 500 recorded monthly gains of 3.9% or higher in seven of the first eight months of U.S. Growth Fund's fiscal year.
     Among S&P 500 stocks, technology issues stole the show, registering an extraordinary gain of 108%. Several other sectors within the index booked spectacular years, particularly the energy-related groups, which benefited from the rise in oil prices. The "other energy" group, which includes drilling and oil-services companies, was up 63% for the period and the integrated-oils sector gained 40%. Strong gains were also recorded by the producer-durables (44%), utilities (37%), and materials & processing (36%) sectors.
     Growth stocks once again outpaced value stocks during the fiscal year. The S&P 500's growth component gained 44.8% and value stocks rose 34.1%. Value shares--those issues characterized by below-average prices in relation to such measures as earnings and book value--surged ahead of growth stocks in April, but their turn in the spotlight was brief.
     For bond investors, the year was not so rewarding. Bond prices slid and interest rates rose as the world economy stabilized and fears of inflation were rekindled by the continued rapid expansion of the U.S. economy. The yield of the 30-year U.S. Treasury bond started the period at 5.27% and ended it at 6.06%, 79 basis points (0.79 percentage point) higher for the year. As a result, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, provided a total return of just 0.8%.

FISCAL 1999 PERFORMANCE OVERVIEW
The U.S. Growth Fund got off to a roaring start in fiscal 1999, posting a return of nearly 33% in the first six months. In the second half, however, it gained just 3.6%. As noted earlier, the fund's 12-month return of 37.4% came up short versus competing funds and two relevant index benchmarks. Its return was 3 percentage points behind that of the average growth mutual fund and 2.4 percentage points short of the return of the S&P 500 Index. The fund's return was even further behind the 44.8% return of the S&P 500/BARRA Growth Index, a better measure of the large growth stocks that the fund emphasizes.
     Our shortfalls versus these competitive standards can be traced primarily to a single market segment: technology. Our heavy weighting in technology stocks (about 25% of the fund's assets during the period, versus 17% for the S&P 500) was a big factor in our return, but our tech holdings did not keep pace with those of the index. This was largely due to two factors: the virtual absence from the fund of Internet-related shares, which soared during the 12 months despite a late-period stumble, and the poor performance of some of our technology picks. In short, we emphasized the right segment of the market but missed the mark on some of our selections.
     Among consumer-staples issues, the index's poorest performing segment during the fiscal year, the U.S. Growth Fund held, on average, about 16% of assets, well above the 9% weighting in the index. Health-care stocks accounted for about 21% of the fund's assets, compared with a 12% weighting in the index. Though health-care stocks turned in a decent performance in absolute terms during the 12 months (up 23.5%), they lagged all but two market segments. On the positive side, our selections among consumer-discretionary issues--a group primarily made up of retailing companies--were solid.
     Besting the return of an unmanaged index, which does not incur the operating expenses and transaction costs that mutual funds must bear, is no simple feat, but it is one that we strive to accomplish. Over the longer term, we have held our own in this regard.
     Before I wrap up the discussion of U.S. Growth Fund's fiscal 1999 performance, I want to stress that a 12-month return approaching 40% is unusual enough for any mutual fund. But for such a return to follow four years during which the fund earned an average annual return of 23.5% is truly remarkable--and not likely to be repeated.

LONG-TERM PERFORMANCE OVERVIEW
Our annual report naturally focuses on the short-term performance of your fund. But a fund's success should be measured over many years, or even decades. The table on page 3 presents the average annual returns of the U.S. Growth Fund and its comparative benchmarks for the past ten years. It also presents the results of hypothetical $10,000 investments made a decade ago in the fund, its average competitor, and the S&P 500 Index. As you can see, the investment in the U.S. Growth Fund would have grown to $53,279 over the decade, compared with $38,420 in the average growth fund. The difference amounts to $14,859, nearly 11/2 times the initial investment.

--------------------------------------------------------------
                                        TOTAL RETURNS
                               10 YEARS ENDED AUGUST 31, 1999
                             ---------------------------------
                                  AVERAGE    FINAL VALUE OF
                                  ANNUAL        A $10,000
                                   RATE    INITIAL INVESTMENT
--------------------------------------------------------------
Vanguard U.S. Growth Fund          18.2%         $53,279
--------------------------------------------------------------
Average Growth Fund                14.4%         $38,420
--------------------------------------------------------------
S&P 500 Index                      17.1%         $48,471
--------------------------------------------------------------

     The fund's ultimate objective is to provide competitive results over the long term--a goal we have achieved. The fund is aided in this quest by its low expenses, which total 0.39% of average net assets, a fraction of the 1.44% charged by our average peer. This cost advantage is a high hurdle for other mutual funds to clear. Cost matters.
     Finally, it's extremely important to maintain the proper perspective on the stock market's returns over the past decade. Historically, large-cap stocks have earned an annualized return of about 11%. But over the past decade, annual stock returns have averaged about 17%, and large growth stocks have averaged a return of 19.1% a year. Although the future is truly unpredictable, we believe prudence suggests that investors count on no more from common stocks than the long-term historical average of 11% a year. Investors also should recognize that returns in any given year can fluctuate very widely around that average, both on the upside (as in the past year) and on the downside.

IN SUMMARY
For some investors, the recent performance of U.S. stocks may have created an impression that the risks of equity investing are minor and fleeting, while the rewards are boundless. Amid such expectations, the benefits of diversifying an investment program across various asset classes--including bonds and cash reserves in addition to stocks--may not be obvious.
     But given the simple fact that the financial markets are ever cyclical, rising and falling in unpredictable patterns, maintaining a diversified portfolio is the best way to reap the long-term rewards of the financial markets while limiting some of the risks. Creating such a balanced plan and sticking with it through good times--and the inevitable bad times--is a tested approach to long-term investment success.



/S/
John J. Brennan
Chairman and Chief Executive Officer                          September 16, 1999

================================================================================
A NOTE OF THANKS TO OUR FOUNDER
================================================================================
As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURN
Beginning  with this annual  report,  Vanguard is pleased to provide a review of the U.S. Growth Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the U.S. Growth Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes; instead, they are taxed at ordinary income tax rates upon withdrawal.
     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:
     o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.
     o The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are provided by Lipper Inc. and may differ somewhat.)

------------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                             PERIODS ENDED AUGUST 31, 1999
                           ---------------------------------------------------------------
                                1 YEAR                5 YEARS               10 YEARS
                           ---------------------------------------------------------------
                            PRETAX   AFTER-TAX    PRETAX   AFTER-TAX    PRETAX   AFTER-TAX
------------------------------------------------------------------------------------------
U.S. Growth Fund            37.4%      35.1%      26.1%      24.4%      18.2%      17.1%
Average Large Growth Fund*  48.4       46.5       22.2       19.6       16.1       13.6
------------------------------------------------------------------------------------------

*Based on data from Morningstar, Inc.

     As you can see, the U.S. Growth Fund's pretax total return of 37.4% for the 12 months ended August 31, 1999, was reduced by taxes to 35.1%. In other words, for investors in the highest tax bracket, the fund's pretax return was cut by
2.3 percentage points. In comparison, the average large-cap growth fund earned a pretax return of 48.4% and an after-tax return of 46.5%, a difference of 1.9 percentage points.
     Over longer periods, the U.S. Growth Fund's performance, both before and after taxes, compares favorably with that of its average peer. Over the ten years ended August 31, 1999, your fund lost less to taxes (1.1 percentage points) than its peer-group average (2.5 percentage points) while also generating a higher pretax return.
     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR  ENDED AUGUST 31, 1999

Stock prices soared worldwide during the 12 months ended August 31, 1999, rebounding from lows they had reached amid a global crisis of confidence in financial markets during the summer of 1998. Instead of a worldwide slump, which many had feared, what developed as the fiscal year progressed was improving economic and financial-market conditions.
     Interest rates rose in response to increasing actual and expected economic growth. Rising interest rates, of course, translate into lower prices for existing bonds, so total returns on bonds were muted during the fiscal year.

U.S. STOCK MARKETS
Buoyed by strong growth in the broad economy and improved prospects for corporate earnings, the U.S. stock market came back in impressive fashion from the summertime slump of 1998, when broad market averages declined by -20% or more. The market, measured by the Wilshire 5000 Total Market Index, rose by 38.9% during the fiscal year ended August 31.Most of the gains came during the first half of the period as it became clear that the global economy would not melt down as a result of financial crises in Asia, Russia, and parts of Latin America. The market's gains slowed during the second half of the year (the Wilshire 5000 climbed 7.3% after a first-half gain of 29.4%), in part because of rising interest rates. Higher rates can hurt stock prices because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. And the more they are discounted, the less investors are willing to pay for the stock now.

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL RETURNS
                                               PERIODS ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------
                                              1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                39.8%         28.6%         25.1%
  Russell 2000 Index                           28.4          10.1          12.3
  Wilshire 5000 Index                          38.9          25.1          22.9
  MSCI EAFE Index                              26.0          11.3           8.5
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                   0.8%          7.0%          7.3%
  Lehman 10 Year Municipal Bond Index           0.7           6.1           6.5
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                   4.7           5.0           5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                          2.3%          2.0%          2.3%
--------------------------------------------------------------------------------

     Investors seemed heartened by better-than-expected corporate earnings reports and by forecasts for strong earnings growth into the year 2000. Profits for the April-June quarter exceeded consensus estimates for more than half the companies in the Standard & Poor's 500 Index, according to I/B/E/S, which tracks projections by market analysts.
     For the year, big stocks performed better than small stocks, and growth stocks strongly outpaced value stocks on Wall Street. The S&P 500 Index, which is dominated by large-capitalization stocks, gained 39.8% for the 12 months, while the small-cap Russell 2000 Index returned 28.4%. However, the growth stocks within both of those indexes gained more than 40%: The S&P 500's growth stocks rose by 44.8%, while the growth issues in the Russell 2000 gained 43.3%. Value stocks gained 34.1% within the S&P 500 Index and a relatively meager 14.1% within the Russell 2000.
     Leading the way were large-cap technology stocks, which as a group more than doubled in value during the year. Big gains also were posted by such cyclical-stock sectors as "other energy" (oil exploration and services firms), up 63%; producer durables (such as engine, machinery, and aircraft manufacturers), up 44%; and major integrated oil companies, up 40%. The weakest sector, with a gain of 9%, was consumer staples, where a number of food and beverage company stocks declined due to disappointing earnings.

U.S. BOND MARKETS
Robust economic growth, seen as a strong positive for the stock market, was viewed with suspicion by bond investors. Investors and Federal Reserve Board policymakers alike worried that growth was so strong it was bound to push up inflation. Yet most gauges indicated that higher inflation was still more of a potential threat than a real one: The Consumer Price Index rose a modest 2.3% during the 12-month period.
     The Federal Reserve,  which had cut short-term interest rates by a total of
0.75 percentage point during autumn 1998, decided to tap on the monetary brakes late in the fiscal year. The Fed acted to raise short-term rates by a quarter-point on June 30 and again on August 24, saying that its moves were intended to "diminish the risk of rising inflation."
     Yields of long-term U.S. Treasury bonds rose by roughly 1 percentage point during the fiscal year. The yield of the 30-year Treasury bond increased 0.79 percentage point (79 basis points), from 5.27% on August 31, 1998, to 6.06% a year later. The yield of the 10-year Treasury, a key benchmark for mortgage loans, rose 99 basis points, from 4.98% to 5.97%. Short-term Treasuries rose on balance by only 14 basis points, from 4.83% to 4.97%.
     The Lehman Aggregate Bond Index, a benchmark for the entire taxable bond market, eked out a 0.8% return, as interest income of 6.1% was mostly offset by an average price decline of -5.3%. Returns were somewhat higher for high-yield
(junk) bonds and mortgage-backed securities such as GNMAs.

INTERNATIONAL STOCK MARKETS

Prices rose on international markets during the 12 months ended August 31, with gains for U.S. investors exceeding 62% for the Morgan Stanley Capital International Pacific Free and Select Emerging Markets Indexes. Returns from Europe, as measured by the MSCI Europe Index, were 13.6%. Currency fluctuations, particularly the U.S. dollar's slide against the Japanese yen, boosted returns from Asia for U.S. investors. However, the dollar's value rose against European currencies, trimming local-currency returns by about 4.5 percentage points for U.S. investors.
     Stocks benefited from a markedly improved economic outlook for most of the world. When the fiscal year began, many analysts expected economic weakness in Japan, elsewhere in Asia, Russia, and Latin America to drag down even the high-flying U.S. economy. Instead, signs of increased business activity kept popping up around the world, in part due to efforts of central banks to spur economic growth with lower interest rates.

REPORT FROM THE ADVISER

Vanguard U.S. Growth Fund, having enjoyed an astounding first-half return of 32.6%, came back to earth with a modest 3.6% gain during the second half of the fiscal year ended August 31, 1999. Your fund's full-year return of 37.4% represents a truly extraordinary bounty, although it was behind the increases recorded by the large-cap growth stock indexes and the average growth stock mutual fund.

-----------------------------------------------
                Ten Largest Holdings
-----------------------------------------------
                                  Percentage
Company                         of Net Assets
-----------------------------------------------
 1.Microsoft Corp.                   6.2%
 2.Cisco Systems, Inc.               6.2
 3.General Electric Co.              5.4
 4.Intel Corp.                       4.9
 5.Lucent Technologies, Inc.         3.9
 6.Procter & Gamble Co.              3.6
 7.Dell Computer Corp.               3.0
 8.Warner-Lambert Co.                2.6
 9.Pfizer, Inc.                      2.4
10.EMC Corp.                         2.1
-----------------------------------------------
Total                               40.3%
-----------------------------------------------


     The driver behind the gains achieved by the fund, and by growth stocks overall, was technology. The tech sector roughly doubled in price over the 12-month period. The U.S. Growth Fund participated in this surge: Four of the five largest contributors to the fund's appreciation were tech stocks--Cisco Systems, Microsoft, Intel, and Dell Computer. Unfortunately, the fund's performance was restrained by a few problem stocks in the tech area, including 3Com and Compaq.
     Our inability to keep pace with the growth sector's "bullet train"--technology--was the major reason we lagged our benchmarks over the past year. All of us at Lincoln Capital apologize for this shortfall. We will do our best to make amends in the fiscal year that has just begun.
     There were some notable changes in the fund's positioning and sector weightings over the past year. The weighting in technology and telecommunications rose dramatically, from approximately 20% of assets to 40%. This partly reflects the extraordinary appreciation of the tech group, but it also is due to sizable purchases of Nokia, IBM, and EMC, all of which have been productive investments. Among the fund's ten principal holdings, six are tech stocks: Microsoft, Cisco Systems, Intel, Lucent, Dell Computer, and EMC. These companies are providing an exciting, almost breathtaking, investment voyage of discovery.

Our tech purchases were funded in part by a reduction of our holdings in the financial-services sector. We eliminated three positions in more traditional banks--Chase Manhattan, Banc One, and First Union--along with our stake in the consumer-finance company Household International. While these sales proved helpful to our results, given the weak performance of the financial-services group, we still were moderately overweighted in the sector relative to the large-cap S&P 500/BARRA Growth Index. This hurt our performance in relation to our benchmarks, particularly during the fourth fiscal quarter. Sales of stocks in the health-care and consumer-staples sectors also provided funds for our additional investments in technology.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies that sell at reasonable prices in relation to expected earnings and to valuations in the broad stock market.
--------------------------------------------------------------------------------

     We get a feeling of deja vu when noting that the price/earnings ratio for the market is close to an all-time high. At some point, the very high returns on equities will surely abate, but we believe that market-timing is a fruitless effort. Thus, the U.S. Growth Fund remains fully invested in equities. We continue to seek superior long-term returns primarily through stock selection. This emphasis is why we have kept a substantial portion of the fund's assets in its ten largest holdings, which represent just over 40% of assets, up slightly from 38.5% at this time last year.

David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager
Lincoln Capital Management Company

September 10, 1999

PERFORMANCE SUMMARY
U.S. GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: AUGUST 31, 1979-AUGUST 31, 1999
--------------------------------------------------------
                   U.S. GROWTH FUND              S&P 500
FISCAL   CAPITAL        INCOME        TOTAL        TOTAL
YEAR      RETURN        RETURN       RETURN       RETURN
--------------------------------------------------------
1980       11.9%          3.7%        15.6%        18.2%
1981        8.5           3.2         11.7          5.4
1982       -4.8           3.5         -1.3          3.2
1983       51.3           4.2         55.5         44.0
1984        0.9           1.9          2.8          6.1
1985       16.4           3.7         20.1         18.3
1986       23.6           3.0         26.6         39.1
1987       15.1           2.7         17.8         34.5
1988      -23.5           1.9        -21.6        -17.8
1989       39.6           1.1         40.7         39.2
--------------------------------------------------------
                   U.S. GROWTH FUND              S&P 500
FISCAL   CAPITAL        INCOME        TOTAL        TOTAL
YEAR      RETURN        RETURN       RETURN       RETURN
--------------------------------------------------------
1990        3.7%          1.3%         5.0%        -5.0%
1991       31.9           2.4         34.3         26.9
1992        7.5           1.3          8.8          7.9
1993        0.5           1.2          1.7         15.2
1994        5.5           1.5          7.0          5.5
1995       21.3           1.5         22.8         21.4
1996       23.5           1.8         25.3         18.7
1997       31.1           1.4         32.5         40.6
1998       12.9           1.1         14.0          8.1
1999       36.7           0.7         37.4         39.8
--------------------------------------------------------
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: AUGUST 31, 1989-AUGUST 31, 1999

[10 YEAR GRAPH]
--------------------------------------------------------------------------------
             U.S. GROWTH FUND    AVERAGE GROWTH FUND      S&P 500
--------------------------------------------------------------------------------
198908          10000                10000                10000
198911          10220                9827                 9927
199002          9936                 9299                 9605
199005          11454                10252                10551
199008          10503                9324                 9502
199011          10351                9102                 9582
199102          12609                10530                11013
199105          13495                11356                11795
199108          14103                11910                12058
199111          13608                11511                11531
199202          15285                12830                12774
199205          15212                12449                12956
199208          15347                12488                13013
199211          16307                13508                13662
199302          15617                13550                14135
199305          15373                13971                14461
199308          15606                14817                14993
199311          15882                14765                15041
199402          16351                15231                15313
199405          16157                14616                15077
199408          16695                15453                15813
199411          16458                14711                15198
199502          17805                15373                16441
199505          19568                16578                18121
199508          20493                18548                19205
199511          23029                19312                20819
199602          24766                20097                22146
199605          25878                21462                23274
199608          25674                20904                22801
199611          29794                23384                26620
199702          30965                23758                27940
199705          33283                25265                30120
199708          34019                27909                32070
199711          36128                28529                34210
199802          40674                30979                37720
199805          42692                31798                39362
199808          38783                27365                34666
199811          47227                32614                42304
199902          51431                35065                45164
199905          51089                36952                47638
199908          53279                38420                48471

                                               AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED AUGUST 31, 1999
                                           -------------------------------------   FINAL VALUE OF A
                                           1 YEAR        5 YEARS        10 YEARS  $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------
[KEY FOR GRAPH] U.S. Growth Fund           37.38%         26.12%          18.21%       $53,279
[KEY FOR GRAPH] Average Growth Fund*       40.40          19.98           14.41         38,420
[KEY FOR GRAPH] S&P 500 Index              39.82          25.11           17.10         48,471
----------------------------------------------------------------------------------------------------
*Based on data from Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999*
--------------------------------------------------------------------------------
                                                              10 YEARS
                   INCEPTION                         ---------------------------
                     DATE      1 YEAR     5 YEARS    CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
U.S. Growth Fund    1/6/1959   20.75%      28.46%    18.58%     1.42%    20.00%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average total return information through the latest calendar quarter.

FUND PROFILE
U.S. GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of August 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                    U.S. GROWTH     S&P 500
-------------------------------------------
Number of Stocks             75         500
Median Market Cap       $123.9B      $64.1B
Price/Earnings Ratio      40.6x       28.0x
Price/Book Ratio          10.0x        5.0x
Yield                      0.3%        1.3%
Return on Equity          28.4%       22.7%
Earnings Growth Rate      21.2%       15.4%
Foreign Holdings           3.2%        1.6%
Turnover Rate               49%          --
Expense Ratio             0.39%          --
Cash Reserves              1.1%          --

INVESTMENT FOCUS
-------------------------------------------
[GRID]
STYLE          GROWTH
MARKET CAP     LARGE

VOLATILITY MEASURES
-------------------------------------------
                    U.S. GROWTH     S&P 500
-------------------------------------------
R-Squared                  0.92        1.00
Beta                       1.02        1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------
Microsoft Corp.                        6.2%
Cisco Systems, Inc.                    6.2
General Electric Co.                   5.4
Intel Corp.                            4.9
Lucent Technologies, Inc.              3.9
Procter & Gamble Co.                   3.6
Dell Computer Corp.                    3.0
Warner-Lambert Co.                     2.6
Pfizer, Inc.                           2.4
EMC Corp.                              2.1
-------------------------------------------
Top Ten                               40.3%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                        AUGUST 31, 1998        AUGUST 31, 1999
                                       -----------------------------------------
                                        U.S. GROWTH      U.S. GROWTH     S&P 500
                                       -----------------------------------------
Auto & Transportation .................     0.0%             0.0%           2.3%
Consumer Discretionary ................    14.0             10.1           11.8
Consumer Staples ......................    17.3             13.3            7.8
Financial Services ....................    11.0              8.4           15.2
Health Care ...........................    21.6             18.0           11.2
Integrated Oils .......................     0.0              0.0            5.4
Other Energy ..........................     0.0              0.0            1.7
Materials & Processing ................     5.8              1.0            3.3
Producer Durables .....................     2.3              3.5            3.5
Technology ............................    20.5             31.2           21.4
Utilities .............................     0.0              4.2           10.5
Other .................................     7.5             10.3            5.9
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0. Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
AUGUST 31, 1999

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
-----------------------------------------------------
                                               MARKET
                                               VALUE*
U.S. GROWTH FUND                 SHARES         (000)
-----------------------------------------------------
COMMON STOCKS (98.4%)
-----------------------------------------------------
CONSUMER DISCRETIONARY (10.0%)
  Wal-Mart Stores, Inc.       6,700,000   $   296,894
  Home Depot, Inc.            3,800,000       232,275
  Time Warner, Inc.           2,800,000       166,075
  Gillette Co.                2,700,000       125,887
o America Online, Inc.        1,300,000       118,706
  TJX Cos., Inc.              3,311,600        95,622
  McDonald's Corp.            1,900,000        78,612
  The Walt Disney Co.         2,800,000        77,700
o Costco Wholesale Corp.        959,800        71,745
  The Gap, Inc.               1,533,300        59,990
o Bed Bath & Beyond, Inc.     2,155,100        59,265
o Clear Channel
   Communications, Inc.         800,000        56,050
  May Department Stores Co.   1,300,000        50,781
o Mirage Resorts, Inc.        3,700,000        48,331
o Abercrombie & Fitch Co.       959,700        33,469
  Avon Products, Inc.           550,100        24,136
                                           ----------
                                            1,595,538
                                           ----------
CONSUMER STAPLES (13.1%)
  Procter & Gamble Co.        5,800,000       575,650
  The Coca-Cola Co.           5,300,000       317,006
  CVS Corp.                   6,900,000       287,644
  PepsiCo, Inc.               7,500,000       255,937
  Colgate-Palmolive Co.       4,000,000       214,000
o The Kroger Co.              4,000,000        92,500
  Philip Morris Cos., Inc.    2,300,000        86,106
  Unilever NV ADR               999,999        68,875
  General Mills, Inc.           800,000        67,000
  The Quaker Oats Co.           700,000        46,769
-----------------------------------------------------
                                               MARKET
                                               VALUE*
                                 SHARES         (000)
-----------------------------------------------------
  Walgreen Co.                1,800,000   $    41,737
  Coca-Cola Enterprises, Inc. 1,300,000        36,969
                                           ----------
                                            2,090,193
                                           ----------
FINANCIAL SERVICES (8.3%)
  American International
   Group, Inc.                2,125,000       196,961
  MBNA Corp.                  7,700,000       190,094
  Paychex, Inc.               5,714,200       168,212
  Automatic Data
   Processing, Inc.           3,981,200       156,511
  Capital One Financial Corp. 3,500,000       132,125
  Associates First Capital
   Corp.                      3,796,400       130,264
  Wells Fargo Co.             2,600,000       103,513
  Charles Schwab Corp.        2,200,000        86,900
o Concord EFS, Inc.           1,796,000        66,676
  State Street Corp.          1,100,000        65,862
  First Data Corp.              672,200        29,577
                                           ----------
                                            1,326,695
                                           ----------
HEALTH CARE (17.7%)
  Warner-Lambert Co.          6,300,000       417,375
  Pfizer, Inc.               10,200,000       385,050
  Bristol-Myers Squibb Co.    4,700,000       330,763
  Johnson & Johnson           3,000,000       306,750
  Schering-Plough Corp.       4,500,000       236,531
  American Home
   Products Corp.             4,864,000       201,856
  Merck & Co., Inc.           3,000,000       201,563
  Pharmacia & Upjohn, Inc.    3,600,000       188,100
o Amgen, Inc.                 2,142,200       178,204
o ALZA Corp.                  3,500,000       176,313

-----------------------------------------------------
                                               MARKET
                                               VALUE*
                                 SHARES         (000)
-----------------------------------------------------
  AstraZeneca Group PLC ADR   2,992,100   $   117,814
o Quintiles Transnational
    Corp.                     2,800,000       100,275
                                           ----------
                                            2,840,594
                                           ----------
MATERIALS & PROCESSING (1.0%)
o Sealed Air Corp.            1,800,000       105,750
o W.R. Grace & Co.            2,600,000        49,725
                                           ----------
                                              155,475
                                           ----------
PRODUCER DURABLES (3.4%)
  Nokia Corp. ADR             3,900,000       325,163
o Applied Materials, Inc.     2,000,000       142,125
  Xerox Corp.                 1,700,000        81,175
                                           ----------
                                              548,463
                                           ----------
TECHNOLOGY (30.7%)
  COMMUNICATIONS TECHNOLOGY (5.1%)
  Lucent Technologies, Inc.   9,800,000       627,813
o Tellabs, Inc.               2,000,000       119,125
o Inktomi Corp.                 600,000        68,025

  COMPUTER SERVICES SOFTWARE & SYSTEMS (7.1%)
o Microsoft Corp.            10,700,000       990,419
o BMC Software, Inc.          2,600,000       139,913

  COMPUTER TECHNOLOGY (12.9%)
o Cisco Systems, Inc.        14,600,000       990,063
o Dell Computer Corp.         9,700,000       473,481
o EMC Corp.                   5,700,000       342,000
  International Business
   Machines Corp.             2,100,000       261,581

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (5.6%)
  Intel Corp.                 9,600,000       789,000
  Texas Instruments, Inc.     1,287,600       105,664
                                           ----------
                                            4,907,084
                                           ----------
UTILITIES (4.1%)
o MCI WorldCom, Inc.          4,100,000       310,575
  SBC Communications Inc.     6,000,000       288,000
  Comcast Corp. Class A
    Special                   1,900,000        61,988
                                           ----------
                                              660,563
                                           ----------
OTHER (10.1%)
  General Electric Co.        7,700,000       864,806
  Monsanto Co.                7,700,000       316,181
  Tyco International Ltd.     2,900,000       293,806
  Illinois Tool Works, Inc.   1,900,000       148,081
                                           ----------
                                            1,622,874
                                           ----------
-----------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $10,466,689)                       15,747,479
-----------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.5%)
-----------------------------------------------------
  Sealed Air Corp. $2.00 Cvt. Pfd.
   (Cost $53,909)             1,400,000        79,800
-----------------------------------------------------
                                   FACE        MARKET
                                 AMOUNT         VALUE
                                  (000)         (000)
-----------------------------------------------------
TEMPORARY CASH INVESTMENT (1.2%)
-----------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.43%, 9/1/1999
  (Cost $195,995)              $195,995   $   195,995
-----------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (Cost $10,716,593)                       16,023,274
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
-----------------------------------------------------
Other Assets--Note C                           77,774
Liabilities                                  (93,881)
-----------------------------------------------------
                                             (16,107)
-----------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------
Applicable to 411,251,134 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)      $16,007,167
=====================================================

NET ASSET VALUE PER SHARE                      $38.92
=====================================================
*See Note A in Notes to Financial Statements.
oNon-Income-Producing Security.
ADR--American Depositary Receipt.

-----------------------------------------------------
 AT AUGUST 31, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------
                                 AMOUNT           PER
                                  (000)         SHARE
-----------------------------------------------------
 Paid in Capital             $9,843,688        $23.94
 Undistributed Net
  Investment Income              54,313           .13
 Accumulated Net
  Realized Gains                802,485          1.95
 Unrealized Appreciation--
  Note F                      5,306,681         12.90
=====================================================
 NET ASSETS                 $16,007,167        $38.92
=====================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                                U.S. GROWTH FUND
                                                      YEAR ENDED AUGUST 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                        $   115,797
   Interest                                                              18,322
   Security Lending                                                         555
                                                                   -------------
      Total Income                                                      134,674
                                                                   -------------
EXPENSES
   Investment Advisory Fees--Note B                                      16,307
   The Vanguard Group--Note C
      Management and Administrative                                      34,493
      Marketing and Distribution                                          2,387
   Custodian Fees                                                            20
   Auditing Fees                                                             15
   Shareholders' Reports                                                    456
   Trustees' Fees and Expenses                                               21
                                                                   -------------
      Total Expenses                                                     53,699
      Expenses Paid Indirectly--Note D                                   (1,754)
                                                                   -------------
      Net Expenses                                                       51,945
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    82,729
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                         802,298
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   OF INVESTMENT SECURITIES                                           2,867,213
================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $3,752,240
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------
                                                                        U.S. GROWTH FUND
                                                                      YEAR ENDED AUGUST 31,
                                                                   -------------------------
                                                                        1999            1998
                                                                       (000)           (000)
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                            $ 82,729        $ 62,038
   Realized Net Gain                                                 802,298         854,804
   Change in Unrealized Appreciation (Depreciation)                2,867,213         (6,955)
                                                                 ---------------------------
      Net Increase in Net Assets Resulting from Operations         3,752,240         909,887
                                                                 ---------------------------
DISTRIBUTIONS
   Net Investment Income                                            (63,675)        (72,786)
   Realized Capital Gain                                           (774,154)       (239,928)
                                                                 ---------------------------
      Total Distributions                                          (837,829)       (312,714)
                                                                 ---------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                                          5,653,573       2,986,205
   Issued in Lieu of Cash Distributions                              811,835         303,001
   Redeemed                                                      (2,959,346)     (1,744,938)
                                                                 ---------------------------
      Net Increase from Capital Share Transactions                 3,506,062       1,544,268
--------------------------------------------------------------------------------------------
   Total Increase                                                  6,420,473       2,141,441
--------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                               9,586,694       7,445,253
                                                                 ---------------------------
   End of Year                                                   $16,007,167      $9,586,694
============================================================================================

1Shares Issued (Redeemed)
   Issued                                                            151,298          92,058
   Issued in Lieu of Cash Distributions                               23,255          10,884
   Redeemed                                                         (79,056)        (55,595)
                                                                 ---------------------------
      Net Increase in Shares Outstanding                              95,497          47,347
============================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------
                                                                        U.S. GROWTH FUND
                                                                      YEAR ENDED AUGUST 31,
-------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR            1999      1998       1997      1996        1995
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $30.36    $27.74     $22.62    $18.83      $15.52
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                 .21       .21        .27       .26         .25
   Net Realized and Unrealized Gain (Loss)
     on Investments                                    10.85      3.57       6.73      4.39        3.24
-------------------------------------------------------------------------------------------------------
      Total from Investment Operations                 11.06      3.78       7.00      4.65        3.49
DISTRIBUTIONS
   Dividends from Net Investment Income                (.19)     (.27)      (.26)     (.29)       (.18)
   Distributions from Realized Capital Gains          (2.31)     (.89)     (1.62)     (.57)          --
-------------------------------------------------------------------------------------------------------
      Total Distributions                             (2.50)    (1.16)     (1.88)     (.86)       (.18)
=======================================================================================================
NET ASSET VALUE, END OF YEAR                          $38.92    $30.36     $27.74    $22.62      $18.83
=======================================================================================================

TOTAL RETURN                                          37.38%    14.01%     32.50%    25.28%      22.75%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                $16,007    $9,587     $7,445    $4,544      $2,989
   Ratio of Total Expenses to Average Net Assets       0.39%     0.41%      0.42%     0.43%       0.47%
   Ratio of Net Investment Income to Average
     Net Assets                                        0.59%     0.69%      1.13%     1.32%       1.59%
   Portfolio Turnover Rate                               49%       48%        35%       44%         32%
=======================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Lincoln Capital Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended August 31, 1999, the advisory fee represented an effective annual rate of 0.12% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 1999, the fund had contributed capital of $3,401,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.4% of Vanguard's capitalization. The fund's Trustees and officers are also directors and officers of Vanguard.

D. Vanguard has asked the fund's investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 1999, directed brokerage and custodian fee offset arrangements reduced expenses by $1,741,000 and $13,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended August 31, 1999, the fund purchased $9,325,251,000 of investment securities and sold $6,665,127,000 of investment securities other than temporary cash investments.

F. At August 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $5,306,681,000, consisting of unrealized gains of $5,664,717,000 on securities that had risen in value since their purchase and $358,036,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard U.S. Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (the "Fund") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

September 30, 1999
--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD U.S. GROWTH FUND
This information for the fiscal year ended August 31, 1999, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $614,967,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS ABOUT Y2K
As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH
Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.
     Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.
     On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO
We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.
     If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).
     Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND
The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the board.

TRUSTEES
JOHN  C.  BOGLE  *  (1967)   Founder,   Senior   Chairman  of  the  Board,   and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY * (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. * (1993) Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL * (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON * (1985) Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer;  Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON * Legal Department.
ROBERT A. DISTEFANO * Information Technology.
JAMES H. GATELY * Individual Investor Group.
KATHLEEN C. GUBANICH * Human Resources.
IAN A. MACKINNON * Fixed Income Group.
F. WILLIAM MCNABB, III * Institutional Investor Group.
MICHAEL S. MILLER * Planning and Development.
RALPH K. PACKARD * Chief Financial Officer.
GEORGE U. SAUTER * Core Management Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.


                                        [SHIP LOGO]
                                        [THE VANGUARD GROUP LOGO]
                                        Post Office Box 2600
                                        Valley Forge, Pennsylvania 19482-2600

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                        WORLD WIDE WEB
                                        www.vanguard.com

                                        FUND INFORMATION
                                        1-800-662-7447

                                        INDIVIDUAL ACCOUNT SERVICES
                                        1-800-662-2739

                                        INSTITUTIONAL INVESTOR SERVICES
                                        1-800-523-1036

                                        This report is intended for the fund's
                                        shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

                                        Q230-10/13/1999

                                        (C) 1999 The Vanguard Group, Inc.
                                        All rights reserved.
                                        Vanguard Marketing
                                        Corporation, Distributor.

VANGUARD
INTERNATIONAL
GROWTH FUND


Annual Report
August 31, 1999
[PHOTO OF SHIP]
[A MEMBER OF THE VANGUARD GROUP LOGO]

[PHOTO OF JOHN C. BOGLE]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:

     TWO ROADS DIVERGED IN A WOOD, AND I--I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."
   Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.
   While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserve the credit for their vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?
   While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

   BUT I HAVE PROMISES TO KEEP, AND MILES TO GO BEFORE I SLEEP, AND MILES TO GO BEFORE I SLEEP.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB
--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN .............1  PERFORMANCE SUMMARY ..................9

AFTER-TAX RETURN REPORT ..............4  FUND PROFILE ........................10

THE MARKETS IN PERSPECTIVE ...........5  FINANCIAL STATEMENTS ................13

REPORT FROM THE ADVISER ..............7  REPORT OF INDEPENDENT ACCOUNTANTS ...21

--------------------------------------------------------------------------------

REPORT FROM THE CHAIRMAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

Vanguard International Growth Fund provided a total return of 21.7% during the fiscal year ended August 31, 1999, as global markets recovered from a steep downturn in summer 1998.
     The table at right presents the 12-month total returns (capital change plus reinvested dividends) for the fund and its benchmarks--the average international stock fund and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Your fund's return was disappointing on a relative basis, as it trailed those of its average peer and the EAFE Index by more than 4 percentage points.

-----------------------------------------------------
                                      TOTAL RETURNS
                                    FISCAL YEAR ENDED
                                     AUGUST 31, 1999
-----------------------------------------------------
Vanguard International Growth Fund        21.7%
-----------------------------------------------------
Average International Fund*               26.2%
-----------------------------------------------------
MSCI EAFE Index                           26.0%
-----------------------------------------------------
*Based on data from Lipper Inc.

     The fund's return is based on an increase in net asset value from $16.57 per share on August 31, 1998, to $19.75 per share on August 31, 1999, with the latter figure adjusted for a dividend of $0.22 per share paid from net investment income and a distribution of $0.16 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW
During the 12 months ended August 31, major stock markets worldwide rebounded from the deep declines suffered in the global slump of summer 1998. Gains were solid in Europe and absolutely smashing in Pacific Rim markets. The EAFE Index, which tracks 20 developed markets in Europe and the Pacific, rose 26.0% in U.S.-dollar terms. While the international markets were generous, the U.S. market provided an even-greater bounty. The Wilshire 5000 Total Market Index, a proxy for the overall U.S. market, gained 38.9%.

--------------------------------------------------------------------------------
                                                   TOTAL RETURNS
                                           12 MONTHS ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------
                                      BASED ON
                                       LOCAL       CURRENCY        BASED ON
STOCK MARKET INDEX                    CURRENCY      EFFECT        U.S. DOLLARS
--------------------------------------------------------------------------------
MSCI EAFE                              22.6%         +3.4%        26.0%
--------------------------------------------------------------------------------
European*                              18.9%         -5.3%        13.6%
Pacific*                               32.0         +30.3         62.3
Select Emerging Markets*              113.2         -51.0         62.2
--------------------------------------------------------------------------------
U.S. (Wilshire 5000 Index)             38.9%          --          38.9%
--------------------------------------------------------------------------------
*Morgan Stanley Capital International indexes.

     Most of Europe's stock markets flourished during the past year. The United Kingdom, the Netherlands, Spain, Sweden, Ireland, and France saw gains of 18% to 33% in local-currency terms. However, for U.S. investors, between one-quarter and one-third of these gains were offset because the U.S. dollar rose versus European currencies.
     When the U.S. dollar is strong--that is, when it increases in value against another currency--each unit of that currency can be exchanged for fewer dollars, diminishing the returns for U.S. investors. Of course, a weaker dollar boosts returns from foreign securities, as occurred in Japan and most of the rest of Asia during the past year. Japan, the world's second-largest stock market, rose 27% in yen terms. However, U.S. investors in Japan reaped an astounding return of 63%, as the yen surged against the U.S. dollar. (A dollar was worth about 140 yen as the fiscal year began, but just 110 yen by August 31.) Elsewhere in the Pacific, Hong Kong and Singapore posted simply awesome returns, gaining 96% and 144% in local-currency terms, respectively; returns for U.S. investors in those markets were similar, since their currencies are pegged to the U.S. dollar. On balance, investors in Asia seemed confident that the economic crises of 1997 and 1998 were safely in the past.
     After plummeting in 1997 and throughout the summer of 1998, most of the world's emerging markets roared back during our fiscal year. Indonesian stocks gained 158% in U.S. dollars. The markets in Thailand and Greece more than doubled. South Korea rocketed 245% higher in won, the local currency, and 294% in dollars.
     As  the  past  year's   returns   demonstrate,   the  risk  of  share-price
fluctuations due to changing currency values is an integral part of holding international stocks, which also are subject to the same sort of market risk that accompanies investments in U.S. stocks.

FISCAL 1999 PERFORMANCE OVERVIEW
During the 12 months ended August 31, Vanguard International Growth Fund turned in its highest return for any fiscal year of the 1990s. This 21.7% gain was born of the near-universal rebound in stock markets around the world. Although such a high absolute return was welcome, it nevertheless lagged both our average peer and the EAFE Index.
     Our shortfall against both benchmarks was due largely to a resurgence internationally of value stocks--those characterized by relatively low price-to-book ratios and high dividend yields. Such value-stock sectors as energy, chemicals, paper, and machinery were helped by a perception that they would benefit disproportionately from a rise in global economic activity. Your fund holds some value stocks, but its emphasis is on stocks of companies with strong potential for long-term growth.
     Part of our performance gap also can be traced to an underweighting in Japanese stocks. At the end of the fiscal year, Japanese stocks accounted for roughly 15% of the fund's net assets, significantly below Japan's 25% weighting in the EAFE Index. As discussed in the adviser's report beginning on page 7, Schroder Investment Management North America Inc. is concerned about the durability of Japan's economic recovery.

LONG-TERM PERFORMANCE OVERVIEW
Experienced investors know that a single year's results--good or bad--are insufficient to judge a mutual fund's merits. Vanguard International Growth Fund's aim is to provide superior long-term performance, and I'm proud to say that it has generally achieved this goal. Richard Foulkes, of Schroder Investment Management, has served as the fund's portfolio manager since its inception in 1981, a record of longevity that is truly rare among international mutual fund managers.
     The table on page 3 displays the past decade's record. It shows how hypothetical $10,000 investments in Vanguard International Growth Fund, its average peer, and the EAFE Index would have grown over the ten years ended August 31, 1999. The table also lists the average annual returns for each during the decade, which was a tough one for international investors because of the poor performance of stocks in Japan, the largest stock market outside the United States. Our average return of 9.0% was 0.3 percentage point ahead of the average international fund and 2.5 points per year better than the gain of the unmanaged EAFE Index. Our margin over the index reflects in part the steady hand of our adviser. It also reflects the heavier weighting of Japan in the index. During the ten years ended August 31, Japanese stocks declined on average by -1.9% (in U.S. dollars) per year.
     Our modest margin of superiority over other international funds--many of which benefited by having even smaller stakes in Japan than ours--can be attributed to our cost advantage. International Growth Fund's expense ratio (annual expenses as a percentage of average net assets) was 0.58% in fiscal 1999, while the average international stock fund charged 1.66%. A cost difference of 1 percentage point, year after year, is a potent advantage.
--------------------------------------------------------------------------------
                                                           TOTAL RETURNS
                                                  10 YEARS ENDED AUGUST 31, 1999
                                                 -------------------------------
                                                  AVERAGE       FINAL VALUE OF
                                                  ANNUAL           A $10,000
                                                   RATE       INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard International Growth Fund                 9.0%            $23,638
--------------------------------------------------------------------------------
Average International Fund                         8.7%            $22,932
--------------------------------------------------------------------------------
MSCI EAFE Index                                    6.5%            $18,771
--------------------------------------------------------------------------------
     Our fund's 9.0% average annual return for the decade is not far off the truly long-term record of U.S. common stocks (about 11% over a span of decades). However, the result can appear disappointing in light of the remarkable advances by U.S. stocks during the past decade, when the all-market Wilshire 5000 Index gained 16.0% a year. However, it is important to realize that past financial-market performance is hardly a perfect guide to the future. For example, international stocks were more profitable than U.S. stocks during the ten years ended August 31, 1989. For that decade, the EAFE Index had an average total return of 21.8% per year, well above the 16.8% average return for the Wilshire 5000 Index.

IN SUMMARY
The rebound in global stock markets during the past year underscores the unpredictable nature of financial markets. When currency crises sent stock prices reeling during the summer of 1998, many market analysts predicted worse was yet to come. One year later, it is clear that such predictions were off the mark.
     In investing, the greatest risk is faced by those who fail to invest because they are focused on short-term market movements, trying to discern the "right time" to get in or out of a market. At Vanguard, we believe that a better approach is to acknowledge the ever-present risks of investing and to temper those risks by holding a diversified mix of assets. Such investment programs include domestic and international stock funds, bond funds, and short-term reserves in proportions that suit your unique blend of investment objectives, time horizon, risk tolerance, and financial resources. Once you have such an investment plan, our advice is to stick to it.

/S/
John J. Brennan
Chairman and Chief Executive Officer                          September 17, 1999
================================================================================
A NOTE OF THANKS TO OUR FOUNDER
================================================================================
As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS
Beginning with this annual report, Vanguard is pleased to provide a review of the International Growth Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the
International Growth Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.
     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:
     o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.
     o The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are provided by Lipper Inc. and may differ somewhat.)

--------------------------------------------------------------------------------
                               AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                     PERIODS ENDED AUGUST 31, 1999
                           -----------------------------------------------------
                                1 YEAR            5 YEARS          10 YEARS
                           -----------------  ----------------  ----------------
                            PRETAX AFTER-TAX  PRETAX AFTER-TAX  PRETAX AFTER-TAX
--------------------------------------------------------------------------------
International Growth Fund    21.7%   20.9%      9.8%   8.8%       9.0%   7.9%
Average Foreign Stock Fund*  26.3    25.0       8.6    7.1        8.8    7.4
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc.

     As you can see, the International Growth Fund's pretax total return of 21.7% for the 12 months ended August 31, 1999, was reduced by taxes to 20.9%. In other words, for investors in the highest tax bracket, the fund's pretax return was cut by 0.8 percentage point. In comparison, the average foreign stock fund earned a pretax return of 26.3% and an after-tax return of 25.0%, a difference of 1.3 percentage points.
     Over long periods, the International Growth Fund's results, both before and after taxes, compare favorably with those of its average peer. Over the ten years ended August 31, 1999, your fund lost less to taxes (1.1 percentage points) than its peer-group average (1.4 percentage points) while also generating a higher pretax return.
     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--further lowering your after-tax return--if you decide to sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED AUGUST 31, 1999

Stock prices soared worldwide during the 12 months ended August 31, 1999, rebounding from lows they had reached amid a global crisis of confidence in financial markets during the summer of 1998. Instead of a worldwide slump, which many had feared, what developed as the fiscal year progressed was improving economic and financial-market conditions.
     Interest rates rose in response to increasing actual and expected economic growth. Rising interest rates, of course, translate into lower prices for existing bonds, so total returns on bonds were muted during the fiscal year.

U.S. STOCK MARKETS
Buoyed by strong growth in the broad economy and improved prospects for corporate earnings, the U.S. stock market came back in impressive fashion from the summertime slump of 1998, when broad market averages declined by -20% or more. The market, measured by the Wilshire 5000 Total Market Index, rose by 38.9% during the fiscal year ended August 31.

--------------------------------------------------------------------------------
                                                  Average Annual Returns
                                               Periods Ended August 31, 1999
                                    --------------------------------------------
                                      1 Year         3 Years       5 Years
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                        39.8%           28.6%         25.1%
  Russell 2000 Index                   28.4            10.1          12.3
  Wilshire 5000 Index                  38.9            25.1          22.9
  MSCI EAFE Index                      26.0            11.3           8.5
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index           0.8%            7.0%          7.3%
  Lehman 10 Year Municipal Bond Index   0.7             6.1           6.5
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index           4.7             5.0           5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                  2.3%            2.0%          2.3%
--------------------------------------------------------------------------------

     Most of the gains came during the first half of the period as it became clear that the global economy would not melt down as a result of financial crises in Asia, Russia, and parts of Latin America. The market's gains slowed during the second half of the year (the Wilshire 5000 climbed 7.3% after a first-half gain of 29.4%), in part because of rising interest rates. Higher rates can hurt stock prices because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. And the more they are discounted, the less investors are willing to pay for the stock now.
     Investors seemed heartened by better-than-expected corporate earnings reports and by forecasts for strong earnings growth into the year 2000. Profits for the April-June quarter exceeded consensus estimates for more than half the companies in the Standard & Poor's 500 Index, according to I/B/E/S, which tracks projections by market analysts.
     For the year, big stocks performed better than small stocks, and growth stocks strongly outpaced value stocks on Wall Street. The S&P 500 Index, which is dominated by large-capitalization stocks, gained 39.8% for the 12 months, while the small-cap Russell 2000 Index returned 28.4%. However, the growth stocks within both of those indexes gained more than 40%: The S&P 500's growth stocks rose by 44.8%, while the growth issues in the Russell 2000 gained 43.3%.Value stocks gained 34.1% within the S&P 500 Index and a relatively meager 14.1% within the Russell 2000.
     Leading the way were large-cap technology stocks, which as a group more than doubled in value during the year. Big gains also were posted by such cyclical-stock sectors as "other energy" (oil exploration and services firms), up 63%; producer durables (such as engine, machinery, and aircraft manufacturers), up 44%; and major integrated oil companies, up 40%. The weakest sector, with a gain of 9%, was consumer staples, where a number of food and beverage company stocks declined due to disappointing earnings.

U.S. BOND MARKETS
Robust economic growth, seen as a strong positive for the stock market, was viewed with suspicion by bond investors. Investors and Federal Reserve Board policymakers alike worried that growth was so strong it was bound to push up inflation. Yet most gauges indicated that higher inflation was still more of a potential threat than a real one: The Consumer Price Index rose a modest 2.3% during the 12-month period.
     The Federal Reserve,  which had cut short-term interest rates by a total of
0.75 percentage point during autumn 1998, decided to tap on the monetary brakes late in the fiscal year. The Fed acted to raise short-term rates by a quarter-point on June 30 and again on August 24, saying that its moves were intended to "diminish the risk of rising inflation."
     Yields of long-term U.S. Treasury bonds rose by roughly 1 percentage point during the fiscal year. The yield of the 30-year Treasury bond increased 0.79 percentage point (79 basis points), from 5.27% on August 31, 1998, to 6.06% a year later. The yield of the 10-year Treasury, a key benchmark for mortgage loans, rose 99 basis points, from 4.98% to 5.97%. Short-term Treasuries rose on balance by only 14 basis points, from 4.83% to 4.97%.
     The Lehman Aggregate Bond Index, a benchmark for the entire taxable bond market, eked out a 0.8% return, as interest income of 6.1% was mostly offset by an average price decline of -5.3%. Returns were somewhat higher for high-yield
(junk) bonds and mortgage-backed securities such as GNMAs.

INTERNATIONAL STOCK MARKETS
Prices rose on international markets during the 12 months ended August 31, with gains for U.S. investors exceeding 62% for the Morgan Stanley Capital International Pacific Free and Select Emerging Markets Indexes. Returns from Europe, as measured by the MSCI Europe Index, were 13.6%. Currency fluctuations, particularly the U.S. dollar's slide against the Japanese yen, boosted returns from Asia for U.S. investors. However, the dollar's value rose against European currencies, trimming local-currency returns by about 4.5 percentage points for U.S. investors.
     Stocks benefited from a markedly improved economic outlook for most of the world. When the fiscal year began, many analysts expected economic weakness in Japan, elsewhere in Asia, Russia, and Latin America to drag down even the high-flying U.S. economy. Instead, signs of increased business activity kept popping up around the world, in part due to efforts of central banks to spur economic growth with lower interest rates.

REPORT FROM THE ADVISER

Vanguard International Growth Fund achieved a total return of 21.7% during the fiscal year ended August 31, 1999. This was behind both the 26.2% return of the average international equity mutual fund and the 26.0% return of our unmanaged benchmark, the MSCI EAFE Index.
     It has been a year of striking opposites in many ways. First, the extreme market volatility of the first half gave way to much calmer conditions in the second half. Second, while the Asian markets boomed, rising 62% in U.S.-dollar terms over the fiscal year, the European markets returned 14%. Finally, international value stocks clearly outperformed growth stocks, reflecting the increasingly evident pickup in world economic growth. This was in contrast to the U.S. market, where growth stocks have outperformed recently--a result of the U.S. market's much higher concentration of technology stocks (by far the best-performing industry sector). About 14% of the fund's assets are invested in tech stocks in Asia and Europe.
     The critical factor in our fiscal-year results versus competitors was the underperformance of growth stocks relative to more cyclical value stocks. Adding to that was our cautious stance on Japan throughout the year, based on reasons that I have set out before--namely, the unsustainably high level of government spending to boost the economy and the mountain of debt that is accumulating as a result. This could possibly be resolved, albeit somewhat dangerously, by aggressively expanding the supply of money and encouraging inflation, but the Bank of Japan to date has adamantly declined this option.
     Since I reported to you six months ago, the economic background outside the United States has improved. In Europe, this was expected, which is perhaps why markets there have not risen more. The European economy, broadly speaking, bottomed during the first half of 1999. Now, with inventory levels so low that increases in demand will lead directly to increased economic activity, GDP is expected to accelerate into the year 2000. The weakness so far in the euro, Europe's new single currency, will also support recovery; the British pound has fared better versus the dollar, and some exporters in the United Kingdom, like their U.S. counterparts, are struggling to compete.
     Tough business conditions in Europe have encouraged a wave of mergers and acquisitions aimed at reducing costs. Within continental Europe, it is notable that half the companies in our portfolio have been involved recently in significant restructurings of one form or another.
     As we anticipate a cyclical recovery, about one-third of the continental European companies in your fund are stocks that should particularly benefit from stronger demand. In all, about 48% of the fund is invested in continental Europe; one-quarter of this, or 12% of assets, is in France, which has shown the strongest and broadest recovery recently. In addition, French companies are restructuring more aggressively than their peers elsewhere.
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------
     In the United Kingdom, where 20% of assets are invested, private consumption is now leading the economic recovery. Half of the companies we own stand specifically to benefit from this.
     In Asia, industrial production has recovered very strongly in South Korea, Taiwan, and the smaller countries owing to a sharp recovery in demand for exports. The continued strength of the U.S. economy has helped, as has the greater-than-expected recovery in Japan during the first half of the year. Leaving Japan aside, we now see the recovery in other Asian economies spreading beyond the export sectors into the other domestic sectors, which will make the recoveries more self-sustaining. Historically, this has been a good stage in the cycle to invest in these countries, so we have committed 7% of the fund to the developing Asian countries and a further 5% to Hong Kong and Singapore.
     In Japan, the economic recovery has been stronger than we anticipated because, unexpectedly, consumers have dipped into their savings to maintain spending despite mounting job losses and falling wages and bonuses. This situation may be related to the strength of Japan's stock market, and it may be creating a "virtuous circle" in the economy, but the trend remains fragile and we remain cautious. Confirming their increased confidence, Japanese investors and businesses have been repatriating funds from U.S. and European markets, thus pushing up the value of the yen versus other currencies. Indeed, over the past year the yen's recovery contributed more to the dollar-based return on Japanese stocks than did the rise in stock prices.
     We have 15% of the fund in Japan. Our holdings, which have performed well, are very focused. We have devoted one-third of these assets to electronics stocks, dominated by a large holding in Murata Manufacturing, which makes, among other things, components for mobile telephones. Another third is split between two very attractive companies: Takeda Chemical Industries, a pharmaceutical maker, and Fuji Photo, the very conservatively managed competitor to Kodak. The remaining third is invested predominantly in companies particularly sensitive to an economic recovery. Much attention is paid to Japanese companies that are restructuring their business operations and reducing payrolls. So far, few companies have produced credible restructuring plans, although the fund holds two such firms. There is tremendous potential for restructuring, but Japanese companies remain slow to respond.
     As in the United States, companies elsewhere lack pricing power either because of worldwide overcapacity or because of the growing threat of competition from electronic commerce. Accordingly, inflationary pressures remain weak in most countries. In this environment, stocks should do well even if they continue to look expensive and earnings growth remains modest--a counterintuitive combination of conditions that would become risky if inflation started to exceed government-targeted levels.

Richard Foulkes
Schroder Investment Management North America Inc.

September 17, 1999

PERFORMANCE SUMMARY
INTERNATIONAL GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1981-AUGUST 31, 1999
                           INTERNATIONAL GROWTH FUND                  MSCI EAFE
FISCAL            CAPITAL           INCOME             TOTAL             TOTAL
YEAR              RETURN            RETURN            RETURN            RETURN
--------------------------------------------------------------------------------
1982              -5.7%               0.0%            -5.7%              -4.7%
1983              57.1                4.3             61.4               31.0
1984               5.7                1.6              7.3               14.7
1985              15.7                2.1             17.8               32.3
1986              96.4                2.5             98.9              103.7
1987              31.2                0.8             32.0               46.0
1988             -10.8                0.9             -9.9               -6.2
1989              22.7                1.8             24.5               22.4
1990               4.0                1.2              5.2              -11.8
--------------------------------------------------------------------------------
                           INTERNATIONAL GROWTH FUND                  MSCI EAFE
--------------------------------------------------------------------------------
FISCAL            CAPITAL           INCOME             TOTAL             TOTAL
YEAR              RETURN            RETURN            RETURN            RETURN
--------------------------------------------------------------------------------
1991              -6.8%               1.7%            -5.1%              -0.3%
1992              -0.4                1.9              1.5                0.4
1993              18.4                2.7             21.1               27.1
1994              19.5                0.9             20.4               11.1
1995               2.4                1.4              3.8                0.8
1996              11.3                1.4             12.7                8.2
1997              14.5                1.3             15.8                9.4
1998              -4.2                1.2             -3.0                0.1
1999              20.2                1.5             21.7               26.0
--------------------------------------------------------------------------------
See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: AUGUST 31, 1989-AUGUST 31, 1999
[10 YEAR GRAPH]
--------------------------------------------------------------------------------
                  INTERNATIONAL      AVERAGE                  MSCI
                  GROWTH FUND        INTERNATIONAL FUND       EAFE INDEX
--------------------------------------------------------------------------------
198908            10000              10000                    10000
198911            10517              10326                    10546
199002            10436              10395                    9800
199005            10944              10952                    9711
199008            10525              10355                    8820
199011            9687               9612                     8263
199102            10801              10576                    9607
199105            10442              10500                    9222
199108            9987               10310                    8789
199111            9716               10306                    8984
199202            10146              10833                    8923
199205            10566              11217                    8941
199208            10136              10621                    8828
199211            9557               10153                    8285
199302            9790               10590                    8586
199305            11219              12035                    10444
199308            12271              12929                    11223
199311            12505              13096                    10327
199402            14285              14885                    11983
199405            14007              14501                    11893
199408            14779              15166                    12473
199411            14100              14322                    11891
199502            13300              13482                    11481
199505            14823              14471                    12515
199508            15334              14970                    12572
199511            15564              15018                    12830
199602            16588              15893                    13457
199605            17445              16640                    13892
199608            17285              16309                    13602
199611            18421              17224                    14381
199702            18699              17481                    13933
199705            20426              18559                    14984
199708            20022              18509                    14875
199711            19092              17969                    14363
199802            21042              19740                    16134
199805            22050              21164                    16692
199808            19424              18235                    14895
199811            21710              19783                    16773
199902            21867              20097                    16980
199905            22393              20949                    17470
199908            23638              22932                    18771



                                AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED AUGUST 31, 1999
                               ------------------------------  FINAL VALUE OF A
                                 1 YEAR   5 YEARS  10 YEARS   $10,000 INVESTMENT
--------------------------------------------------------------------------------
International Growth Fund        21.70%    9.85%     8.98%       $23,638
Average International Fund*      26.23     8.80      8.65         22,932
MSCI EAFE Index                  26.03     8.52      6.50         18,771
--------------------------------------------------------------------------------
*Based on data from Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999*
--------------------------------------------------------------------------------
                                                                10 YEARS
                           INCEPTION                      ----------------------
                             DATE     1 YEAR   5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
International Growth Fund  9/30/1981   6.64%    10.84%     8.53%   1.54%  10.07%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
INTERNATIONAL GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of August 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
------------------------------------------------
                      INTERNATIONAL         MSCI
                             GROWTH         EAFE
------------------------------------------------
Number of Stocks                145        1,005
Turnover Rate                   37%          --
Expense Ratio                 0.58%          --
Cash Reserves                  1.0%          --

ALLOCATION BY REGION
-----------------------
[PIE CHART]
Emerging Markets    10%
Pacific             21%
Europe              69%

VOLATILITY MEASURES
------------------------------------------------
                      INTERNATIONAL         MSCI
                             GROWTH         EAFE
------------------------------------------------
R-Squared                      0.92         1.00
Beta                           0.99         1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
------------------------------------------------
ING Groep NV                                3.7%
Elf Aquitaine SA                            3.1
Philips Electronics NV                      3.0
Fuji Photo Film Co., Ltd.                   2.9
Mannesmann AG                               2.7
Takeda Chemical Industries Ltd.             2.6
Murata Manufacturing Co., Ltd.              2.5
Suez Lyonnaise des Eaux                     2.5
Endesa SA                                   2.5
Vivendi                                     2.3
------------------------------------------------
Top Ten                                    27.8%

Country Diversification (% of Common Stocks) can be found on page 12.

ALLOCATION BY REGION. An indicator of diversification, this chart shows the geographic distribution of a fund's holdings.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                           AUGUST 31, 1998      AUGUST 31, 1999
--------------------------------------------------------------------------------
                                            INTERNATIONAL  INTERNATIONAL    MSCI
                                               GROWTH         GROWTH        EAFE
--------------------------------------------------------------------------------
Argentina .............................          0.2%           0.0%        0.0%
Australia .............................          1.9            1.1         2.7
Austria ...............................          0.5            0.0         0.3
Belgium ...............................          0.7            0.2         1.3
Brazil ................................          0.8            1.1         0.0
Chile .................................          0.1            0.0         0.0
Denmark ...............................          1.0            0.7         0.8
Finland ...............................          0.0            0.0         1.8
France ................................         11.6           12.5         9.7
Germany ...............................          9.3            6.6         9.5
Hong Kong .............................          0.3            2.5         2.4
Indonesia .............................          0.0            0.1         0.0
Ireland ...............................          0.4            1.7         0.6
Italy .................................          9.4            5.3         4.2
Japan .................................         14.8           15.3        25.2
Malaysia ..............................          0.4            1.2         0.0
Mexico ................................          0.8            1.5         0.0
Netherlands ...........................         15.7           10.5         5.8
New Zealand ...........................          0.0            0.0         0.2
Norway ................................          0.0            0.0         0.4
Philippines ...........................          0.5            0.8         0.0
Portugal ..............................          0.0            0.0         0.5
Singapore .............................          0.8            2.3         0.9
South Korea ...........................          0.7            4.7         0.0
Spain .................................          3.3            2.9         2.9
Sweden ................................          3.3            2.4         2.3
Switzerland ...........................         11.8            5.3         6.8
Taiwan ................................          0.0            0.8         0.0
United Kingdom ........................         11.7           20.5        21.7
--------------------------------------------------------------------------------
Total                                          100.0%         100.0%      100.0%

FINANCIAL STATEMENTS
AUGUST 31, 1999

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL GROWTH FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.0%)
--------------------------------------------------------------------------------
AUSTRALIA (1.1%)
  Telstra Corp. Ltd.                            8,445,180                 43,855
  Westpac Banking Corp., Ltd.                   4,187,470                 25,347
  Broken Hill Proprietary Co., Ltd.             2,000,000                 21,472
                                                                   -------------
                                                                          90,674
                                                                   -------------
BELGIUM (0.2%)
  Algemene Maatschappij voor
   Nijverheidskredit NV                           289,956                 17,151
o Fortis AG (B) Strip VVPR                        734,958                      8
                                                                   -------------
                                                                          17,159
                                                                   -------------
BRAZIL (1.1%)
  Telecomunicacoes de
   Sao Paulo SA Pfd.                          232,120,000                 20,304
  Tele Centro Sul
   Participacoes ADR                              330,000                 18,047
  Telecomunicacoes
   Brasileiras SA ADR Pfd.                        210,000                 15,579
  Cia Vale Do Rio Pfd. A                          611,100                 13,587
o Telesp Participacoes ADR                        798,500                 13,026
o Telecomunicacoes
   Brasileiras SA Pfd. Receipts                91,500,000                  6,815
                                                                   -------------
                                                                          87,358
                                                                   -------------
DENMARK (0.7%)
  Den Danske Bank A/S                             506,000                 57,653
                                                                   -------------

FRANCE (12.4%)
  Elf Aquitaine SA                              1,399,450                245,371
  Suez Lyonnaise des Eaux                       1,181,670                197,077
  Vivendi                                       2,333,000                180,131
  Alcatel                                         756,129                115,803
o Canal Plus SA                                   747,000                 51,443
  Axa                                             378,196                 47,056
  Renault SA                                      830,000                 44,710
  Accor SA                                        160,000                 38,497
  Bouygues SA                                     126,872                 34,975
  Societe National d'Exploitation
   Industrielle de Tabacs et
   Allumettes SA                                  370,000                 20,165
o Sanofi-Synthelabo SA                            276,000                 11,486
o Vivendi Warrants Exp. 2/5/2001                  580,500                  1,337
                                                                   -------------
                                                                         988,051
                                                                   -------------
GERMANY (6.5%)
  Mannesmann AG                                 1,445,000                218,253
  Viag AG                                       3,880,000                 81,308
  Hoechst AG                                    1,800,000                 75,098
  BASF AG                                       1,380,000                 61,219
  SAP AG Pfd.                                     105,131                 41,530
  Bayerische Hypo-und
   Vereinsbank AG                                 696,195                 40,444
  Friederich Grohe AG Pfd.                         18,747                  5,356
                                                                   -------------
                                                                         523,208
                                                                   -------------
HONG KONG (2.5%)
  Hutchison Whampoa Ltd.                        5,282,000                 51,528
  HSBC Holdings PLC                             3,424,400                 42,447
  Swire Pacific Ltd. A Shares                   7,422,000                 38,329
o China Telecom
   (Hong Kong) Ltd.                             8,652,000                 26,909
  Sun Hung Kai Properties Ltd.                  2,364,000                 20,246
  Cheung Kong Holdings Ltd.                     1,813,000                 15,760
  Mandarin Oriental
   International Ltd.                           1,101,369                    743
                                                                   -------------
                                                                         195,962
                                                                   -------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL GROWTH FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
INDONESIA (0.1%)
  PT Telekomunikasi Indonesia                  18,758,520                  7,210
                                                                   -------------
IRELAND (1.7%)
o Elan Corp. PLC ADR                            2,811,000                 90,128
  Bank of Ireland PLC                           4,868,000                 44,064
                                                                   -------------
                                                                         134,192
                                                                   -------------
ITALY (5.2%)
o Olivetti SpA                                 57,816,000                134,347
  Telecom Italia Mobile SpA                    15,000,000                 87,297
  Banca di Roma                                60,797,000                 82,581
  Fiat SpA                                      1,786,100                 57,539
  Ente Nazionale
   Idrocarburi SpA                              4,973,904                 29,893
o Tecnost SpA                                  10,749,000                 28,100
                                                                   -------------
                                                                         419,757
                                                                   -------------
JAPAN (15.2%)
  Fuji Photo Film Co., Ltd.                     6,418,000                234,145
  Takeda Chemical Industries Ltd.               4,209,000                211,138
  Murata Manufacturing Co., Ltd.                2,528,000                202,901
  Mabuchi Motor Co.                               731,000                 90,940
  Matsushita Electric Industrial
   Co., Ltd.                                    4,386,000                 86,407
  SMC Corp.                                       373,000                 56,813
  Sumitomo Corp.                                6,292,000                 44,762
  Toppan Printing Co., Ltd.                     3,140,000                 40,094
  Nippon Television
   Network Corp.                                   65,820                 36,019
  East Japan Railway Co.                            5,860                 35,435
  Keyence Corp.                                   143,000                 32,411
  Hirose Electric Co., Ltd.                       246,000                 30,963
  Yasuda Fire & Marine
   Insurance Co.                                4,370,000                 30,012
  Kuraray Co., Ltd.                             1,900,000                 22,805
  Tokyo Electron Ltd.                             291,000                 20,437
  Mitsui Fudosan Co., Ltd.                      1,190,000                  9,671
  Chiyoda Fire & Marine
   Insurance Co., Ltd.                          2,220,000                  8,221
  Sumitomo Electric
   Industries Ltd.                                590,000                  8,018
  Dowa Fire & Marine
   Insurance Co.                                2,221,000                  7,333
  Nippon Fire & Marine
   Insurance Co., Ltd.                          2,000,000                  6,567
                                                                   -------------
                                                                       1,215,092
                                                                   -------------
MALAYSIA (1.2%)
  Tenaga Nasional Bhd.                         16,195,000                 37,078
  Malayan Banking Bhd.                          6,780,400                 22,304
  Genting Bhd.                                  5,422,000                 19,976
  Telekom Malaysia Bhd.                         6,529,500                 19,417
                                                                   -------------
                                                                          98,775
                                                                   -------------
MEXICO (1.5%)
  Telefonos de Mexico SA
   Class L ADR                                    609,000                 45,294
o Grupo Televisa SA GDR                           695,000                 25,281
  Cemex SA de CV (Ordinary
   Participation Certificates)                  5,331,405                 23,574
  Grupo Industrial Herdez Bimbo
   SA de CV Series A                            6,857,000                 14,442
  Fomento Economico
   Mexicano SA de CV UBD                        4,000,000                 13,137
                                                                   -------------
                                                                         121,728
                                                                   -------------
NETHERLANDS (10.4%)
  ING Groep NV                                  5,409,607                296,545
  Philips Electronics NV                        2,354,292                242,574
  Getronics NV                                  2,321,456                113,649
  Heineken NV                                   1,432,000                 71,391
  Verenigde Nederlandse
   Uitgeversbedrijven
   Verenigd Bezit                               1,270,000                 48,693
  Oce NV                                        2,040,247                 43,315
  DSM NV                                          133,000                 15,642
                                                                   -------------
                                                                         831,809
                                                                   -------------
PHILIPPINES (0.7%)
  Philippine Long Distance
   Telephone Co.                                1,117,000                 26,465
  Ayala Land, Inc.                             81,680,091                 20,382
  Manila Electric Co.                           4,264,930                 12,685
                                                                   -------------
                                                                          59,532
                                                                   -------------
SINGAPORE (2.3%)
  United Overseas Bank
   Ltd. (Foreign)                               7,402,000                 54,935
  Singapore Press Holdings Ltd.                 2,882,486                 47,920
  Development Bank of
   Singapore Ltd. (Foreign)                     3,365,722                 38,568
  City Developments Ltd.                        4,171,000                 25,260
  Singapore Airlines
   Ltd. (Foreign)                               1,564,000                 14,672
                                                                   -------------
                                                                         181,355
                                                                   -------------
SOUTH KOREA (4.7%)
  Samsung Electronics Co., Ltd.                   832,002                157,877
  Korea Electric Power Corp.                    2,185,550                 81,463
o Pohang Iron & Steel Co. Ltd.
   Warrants Exp. 5/26/2000                        599,900                 80,033
o Korea Telephone Warrants
   Exp. 5/22/2000                                 292,000                 18,244
  Shinhan Bank Co.                              1,424,000                 15,320
  SK Telecom Co. Ltd.                               9,845                  9,849
  SK Telecom Co. Ltd. ADR                         835,830                  9,455
  Samsung Electronics Co., Ltd.
   GDR                                             22,582                  2,099
                                                                   -------------
                                                                         374,340
                                                                   -------------
SPAIN (2.9%)
  Endesa SA                                     9,800,880                196,687
  Bankinter SA                                    897,000                 36,562
                                                                   -------------
                                                                         233,249
                                                                   -------------
SWEDEN (2.4%)
  Svenska Handelsbanken
   A Shares                                     6,600,000                 91,503
  LM Ericsson Telephone AB
   B Shares                                     1,716,000                 55,269
  Skandia Forsakrings AB                        2,209,000                 44,936
                                                                   -------------
                                                                         191,708
                                                                   -------------
SWITZERLAND (5.3%)
  UBS AG                                          470,150                132,662
  Novartis AG (Registered)                         75,120                108,090
o ABB Ltd.                                        692,021                 70,570
  Roche Holdings AG
   (Dividend-Right Certificates)                    5,900                 68,228

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
  Clariant AG                                      50,300                 24,170
  Adecco SA (Bearer)                               33,042                 18,211
                                                                   -------------
                                                                         421,931
                                                                   -------------
TAIWAN (0.8%)
o Taiwan Semiconductor
   Manufacturing Co.
   Warrants Exp. 4/25/2000                      5,318,748                 27,684
o Far East Textiles Warrants
   Exp. 8/11/2000                              12,026,000                 17,317
o Honhai Precision Warrants
   Exp. 8/11/2000                               1,269,000                  8,248
o Asustek Computer Inc.
   Warrants
   Exp. 6/21/2000                                 702,000                  7,529
                                                                   -------------
                                                                          60,778
                                                                   -------------
UNITED KINGDOM (20.1%)
  Standard Chartered PLC                        9,628,700                141,359
  Glaxo Wellcome PLC                            4,879,640                128,368
  Bass PLC                                      8,489,206                114,188
  BP Amoco PLC                                  6,006,000                111,546
  Kingfisher PLC                                7,238,000                 87,116
  Rolls-Royce PLC                              20,862,000                 82,943
  Tesco PLC                                    27,589,616                 81,741
  Scottish & Newcastle PLC                      8,025,418                 79,171
  Boots Co. PLC                                 6,032,000                 74,492
  Allied Zurich PLC                             6,078,108                 74,328
  British Aerospace PLC                         9,197,000                 67,178
  Granada Group PLC                             6,581,934                 58,793
  British Telecommunications
   PLC                                          3,673,000                 56,286
  Marks & Spencer PLC                           6,553,104                 43,783
  Great Universal Stores PLC                    4,235,000                 42,698
  Airtours PLC                                  5,813,100                 40,661
  EMI Group PLC                                 4,670,915                 39,732
o Tarmac PLC                                    4,568,451                 37,171
  Diageo PLC                                    3,571,800                 36,184
  Cable and Wireless PLC                        3,105,000                 35,649
  British Sky Broadcasting
   Group PLC                                    3,528,000                 33,414
United News & Media  PLC                        3,161,000                 31,184
British Land Co.,  PLC                          3,606,720                 30,216
British Airways PLC                             3,660,000                 23,968
Reckitt & Colman PLC                            1,184,000                 14,726
Norwich Union PLC                               2,153,000                 14,714
Provident Financial PLC                         1,042,000                 13,404
o Carillion PLC                                 4,568,451                 10,211
  Garban PLC                                      268,100                  1,116
                                                                   -------------
                                                                       1,606,340
                                                                   =============
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $5,900,303)                                                   7,917,861
--------------------------------------------------------------------------------
                                                     FACE                 MARKET
                                                   AMOUNT                 VALUE*
                                                    (000)                  (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.43%, 9/1/1999                                $120,204                120,204
  5.47%, 9/1/1999--Note F                         843,441                843,441
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $963,645)                                                        963,645
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (111.0%)
  (COST $6,863,948)                                                    8,881,506
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-11.0%)
Other Assets--Note C                                                      48,148
Security Lending Collateral
  Payable to Brokers--Note F                                           (843,441)
Other Liabilities                                                       (85,914)
                                                                   -------------
                                                                       (881,207)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 405,062,991 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                                  $8,000,299
================================================================================

NET ASSET VALUE PER SHARE                                                 $19.75
================================================================================
*See Note A in Notes to Financial Statements.
oNon-Income-Producing Security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

--------------------------------------------------------------------------------
 AT AUGUST 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                   AMOUNT                    PER
                                                    (000)                  SHARE
--------------------------------------------------------------------------------
 Paid in Capital                               $5,631,318                 $13.90
 Undistributed Net
  Investment Income--Note D                        83,242                    .21
 Accumulated Net
  Realized Gains--Note D                          268,302                    .66
 Unrealized Appreciation
  (Depreciation)--Note E
  Investment Securities                         2,017,558                   4.98
  Foreign Currencies                                (121)                     --
================================================================================
 NET ASSETS                                    $8,000,299                 $19.75
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------
                                                       INTERNATIONAL GROWTH FUND
                                                      YEAR ENDED AUGUST 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                            123,764
   Interest                                                               22,468
   Security Lending                                                        3,664
                                                                   -------------
      Total Income                                                       149,896
                                                                   -------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                           10,068
      Performance Adjustment                                                 418
   The Vanguard Group--Note C
      Management and Administrative                                       27,423
      Marketing and Distribution                                           1,710
   Custodian Fees                                                          3,851
   Auditing Fees                                                              13
   Shareholders' Reports                                                     373
   Trustees' Fees and Expenses                                                14
                                                                   -------------
      Total Expenses                                                      43,870
      Expenses Paid Indirectly--Note C                                   (1,287)
                                                                   -------------
      Net Expenses                                                        42,583
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    107,313
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                            339,134
   Foreign Currencies and Forward Currency Contracts                    (42,333)
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                        296,801
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                               1,062,772
   Foreign Currencies and Forward Currency Contracts                       (715)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       1,062,057
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $1,466,171
================================================================================
*Dividends are net of foreign withholding taxes of $6,462,000.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                       INTERNATIONAL GROWTH FUND
                                                         YEAR ENDED AUGUST 31,
                                                       -------------------------
                                                              1999         1998
                                                             (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                   107,313      101,730
   Realized Net Gain                                       296,801       35,938
   Change in Unrealized Appreciation (Depreciation)      1,062,057     (374,412)
                                                       -------------------------
      Net Increase (Decrease) in Net Assets
      Resulting from Operations                          1,466,171     (236,744)
                                                       -------------------------
DISTRIBUTIONS
   Net Investment Income                                   (89,038)     (83,884)
   Realized Capital Gain                                   (64,755)    (207,713)
                                                       -------------------------
      Total Distributions                                 (153,793)    (291,597)
CAPITAL SHARE TRANSACTIONS1
   Issued                                                3,671,257    2,903,443
   Issued in Lieu of Cash Distributions                    138,652      263,660
   Redeemed                                             (3,942,437)  (2,907,065)
                                                       -------------------------
      Net Increase (Decrease) from Capital Share
      Transactions                                        (132,528)     260,038
--------------------------------------------------------------------------------
   Total Increase (Decrease)                             1,179,850     (268,303)
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                     6,820,449    7,088,752
                                                       -------------------------
   End of Year                                          $8,000,299   $6,820,449
================================================================================
1Shares Issued (Redeemed)
   Issued                                                  197,691      161,215
   Issued in Lieu of Cash Distributions                      7,665       16,489
   Redeemed                                               (211,906)    (163,081)
                                                       -------------------------
      Net Increase (Decrease) in Shares Outstanding         (6,550)      14,623
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------
                                                                     INTERNATIONAL GROWTH FUND
                                                                       YEAR ENDED AUGUST 31,
                                                       ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR               1999      1998      1997      1996       1995
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       $16.57    $17.86    $16.13    $14.70     $14.36
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                    .27       .25       .19       .19        .20
   Net Realized and Unrealized Gain (Loss)on Investments   3.29      (.81)     2.28      1.65        .32
----------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     3.56      (.56)     2.47      1.84        .52
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                    (.22)     (.21)     (.19)     (.20)      (.18)
   Distributions from Realized Capital Gains               (.16)     (.52)     (.55)     (.21)        --
----------------------------------------------------------------------------------------------------------
      Total Distributions                                  (.38)     (.73)     (.74)     (.41)      (.18)
==========================================================================================================
NET ASSET VALUE, END OF YEAR                             $19.75    $16.57    $17.86    $16.13     $14.70
==========================================================================================================

TOTAL RETURN                                              21.70%    -2.99%    15.84%    12.72%      3.76%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                    $8,000    $6,820    $7,089    $4,997     $3,354
   Ratio of Total Expenses to Average Net Assets           0.58%     0.59%     0.57%     0.56%      0.59%
   Ratio of Net Investment Income to Average Net Assets    1.42%     1.39%     1.26%     1.35%      1.53%
         Portfolio Turnover Rate                             37%       37%       22%       22%        31%
==========================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.
     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).
     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended August 31, 1999, the advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets before an increase of $418,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 1999, the fund had contributed capital of $1,710,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.7% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.
     Vanguard has asked the fund's investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended August 31, 1999, these arrangements reduced the fund's expenses by $1,287,000 (an annual rate of 0.02% of average net assets).

D. During the year ended August 31, 1999, the fund purchased $3,019,067,000 of investment securities and sold $2,652,832,000 of investment securities other than temporary cash investments.
     During the year ended August 31, 1999, the fund realized net foreign currency losses of $8,242,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At August 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,017,558,000, consisting of unrealized gains of $2,273,090,000 on securities that had risen in value since their purchase and $255,532,000 in unrealized losses on securities that had fallen in value since their purchase.
     The fund had net unrealized foreign currency losses of $121,000 resulting from the translation of other assets and liabilities at August 31, 1999.

F. The market value of securities on loan to broker/dealers at August 31, 1999, was $785,991,000, for which the fund held cash collateral of $843,441,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees
of Vanguard International Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (the "Fund") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

September 30, 1999

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD INTERNATIONAL GROWTH FUND
This information for the fiscal year ended August 31, 1999, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $64,755,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.
     The fund has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on August 31, 1999, are as follows:
                  --------------------------------------------------
                                      GROSS FOREIGN          FOREIGN
                  COUNTRY              DIVIDENDS               TAX
                  --------------------------------------------------
                  Argentina              $.0008               $.0000
                  Australia               .0085                .0000
                  Belgium                 .0016                .0000
                  Brazil                  .0096                .0008
                  Chile                   .0006                .0001
                  Denmark                 .0028                .0000
                  France                  .0442                .0000
                  Germany                 .0092                .0005
                  Hong Kong               .0027                .0000
                  Indonesia               .0002                .0000
                  Ireland                 .0015                .0000
                  Italy                   .0077                .0003
                  Japan                   .0146                .0019
                  Korea                   .0041                .0007
                  Malaysia                .0013                .0004
                  Mexico                  .0046                .0002
                  Netherlands             .0582                .0015
                  Philippines             .0012                .0002
                  Singapore               .0104                .0009
                  Spain                   .0151                .0009
                  Sweden                  .0068                .0000
                  Switzerland             .0154                .0004
                  United Kingdom          .1000                .0069
                  --------------------------------------------------

     The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 1999. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH
Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.
     Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.
     On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO
We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.
     If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).
     Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND
The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the board.


TRUSTEES
JOHN  C.  BOGLE  *  (1967)   Founder,   Senior   Chairman  of  the  Board,   and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY * (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, Jr. * (1993) Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL * (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON * (1985) Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON * Legal Department.
ROBERT A. DISTEFANO * Information Technology.
JAMES H. GATELY * Individual Investor Group.
KATHLEEN C. GUBANICH * Human Resources.
IAN A. MACKINNON * Fixed Income Group.
F. WILLIAM MCNABB, III * Institutional Investor Group.
MICHAEL S. MILLER * Planning and Development.
RALPH K. PACKARD * Chief Financial Officer.
GEORGE U. SAUTER * Core Management Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

                                        [SHIP LOGO]
                                        [THE VANGUARD GROUP LOGO]
                                        Post Office Box 2600
                                        Valley Forge, Pennsylvania 19482-2600

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                        WORLD WIDE WEB
                                        www.vanguard.com

                                        FUND INFORMATION
                                        1-800-662-7447

                                        INDIVIDUAL ACCOUNT SERVICES
                                        1-800-662-2739

                                        INSTITUTIONAL INVESTOR SERVICES
                                        1-800-523-1036

                                        This report is intended for the fund's
                                        shareholders. It may not be distributed
                                        to prospective investors unless it
                                        is preceded or accompanied by the
                                        current fund prospectus.

                                        Q810-10/15/1999
                                        (C) 1999 The Vanguard Group, Inc.
                                        All rights reserved.
                                        Vanguard Marketing
                                        Corporation, Distributor.